UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: March 1, 2026

(Date of earliest event reported)

GT Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other Jurisdiction of Incorporation)

1-40023	94-1620407
(Commission File Number)	(IRS Employer Identification No.)

N/A1

(Address of Principal Executive Offices and zip code)

(415) 919-4040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each Exchange on which registered
Common stock, $0.001 par value	GTBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1 Effective as of July 1, 2024, the Company became a fully remote company. We do not maintain a principal executive office. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to the Company’s principal executive offices may be directed to 505 Montgomery Street, 10th Floor, San Francisco, California 94111, or by email to auditcommittee@gtbiopharma.com.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of GT Biopharma, Inc.’s (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2025 (“2025 Form 10-K”), the Company’s management, in consultation with its independent registered public accounting firm Weinberg & Company, P.A. (“Weinberg”), reevaluated the classification of certain stock purchase rights to purchase shares of Series L 10% Convertible Preferred Stock, par value $0.001 per share (“Series L Preferred Stock”), issued in the Company’s May 2025 private placement (the “Greenshoe Rights”). Due to redemption provisions in the Series L Preferred Stock that could require cash settlement upon events outside the Company’s control, the Greenshoe Rights met the criteria for liability classification under ASC 480 “Distinguishing Liabilities from Equity”. Accordingly, the Greenshoe Rights required classification as a liability and marked to market at each reporting date as required under GAAP in the quarterly periods ended June 30, 2025 and September 30, 2025. The Greenshoe Rights liability was extinguished and reclassified to equity as of the date of the redemption rights waiver of the Series L Preferred Stock effective in September 2025.

Therefore, on March 1, 2026, the audit committee of the Company’s board of directors, after discussion with the Company’s management and Weinberg, concluded that this resulted in an error in the Company’s interim quarterly financial statements as originally reported in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2025, and September 30, 2025, which may no longer be relied upon. As such, the Company will restate its financial statements for the affected periods on Forms 10-Q/A, to be filed with the Securities and Exchange Commission as soon as practicable. In addition, the Company included a restatement of the interim consolidated financial data for those periods within the 2025 Form 10-K, as summarized below:

The restated balance sheet line items for the second and third fiscal quarters of 2025 are as follows:

	June 30, 2025 (Unaudited)
	Originally Reported	Adjustment	Restated
Total Assets	$7,124,000	$—	$7,124,000

Greenshoe Rights liability	—	28,736,000	28,736,000
Total Liabilities	2,307,000	28,736,000	31,043,000

Mezzanine Equity	1,956,000	—	1,956,000

Convertible Preferred stock	1,000	—	1,000
Common stock	3,000	—	3,000
Additional paid in capital	700,378,000	—	700,378,000
Accumulated deficit	(697,521,000)	(28,736,000)	(726,257,000)
Total Stockholders’ Equity (Deficit)	2,861,000	(28,736,000)	(25,875,000)
Total Liabilities and Stockholders’ Equity (Deficit)	$7,124,000	$—	$7,124,000

	September 30, 2025 (Unaudited)
	Originally Reported	Adjustment	Restated
Total Assets	$4,321,000	$—	$4,321,000

Greenshoe Rights liability	—	—	—
Total Liabilities	1,321,000	—	1,321,000

Convertible Preferred stock	1,000	—	1,000
Common stock	3,000	—	3,000
Additional paid in capital	703,772,000	17,323,000	721,095,000
Accumulated deficit	(700,779,000)	(17,323,000)	(718,102,000)
Total Stockholders’ Equity (Deficit)	3,000,000	—	3,000,000
Total Liabilities and Stockholders’ Equity (Deficit)	$4,321,000	$—	$4,321,000

The restated line items of the statements of operations for the three months ended June 30, 2025, and September 30, 2025, are as follows:

	Three Months Ended June 30, 2025 (Unaudited)
	Originally Reported	Adjustment	Restated
Loss from Operations	$(1,513,000)	$—	$(1,513,000)

Loss on initial recognition of Greenshoe Rights liability	—	(28,736,000)	(28,736,000)
Total Other Income (Expense)	80,000	(28,736,000)	(28,656,000)
Net Loss	(1,433,000)	(28,736,000)	(30,169,000)

Dividend on Series L Preferred Stock	(85,000)	—	(85,000)
Net Loss attributable to common stockholders’	(1,518,000)	(28,736,000)	(30,254,000)
Net Loss Per Share - Basic and Diluted	$(0.55)	$(10.37)	$(10.92)
Weighted average common shares outstanding - basic and diluted	2,771,765	—	2,771,765

	Three Months Ended September 30, 2025 (Unaudited)
	Originally Reported	Adjustment	Restated
Loss from Operations	$(3,382,000)	$—	$(3,382,000)

Change in fair value of Greenshoe Rights liability	—	11,413,000	11,413,000
Total Other Income (Expense)	268,000	11,413,000	11,681,000
Net Loss	(3,114,000)	11,413,000	8,299,000

Dividend on Series L Preferred Stock	(144,000)	—	(144,000)
Deemed dividend	—	(4,058,000)	(4,058,000)
Net Loss attributable to common stockholders’	(3,258,000)	7,355,000	4,097,000
Net Loss Per Share - Basic and Diluted	$(0.83)	$1.87	$1.04
Weighted average common shares outstanding - basic and diluted	3,940,714	—	3,940,714

The restated line items of the statements of operations for the six months ended June 30, 2025; and the nine months ended September 30, 2025, are as follows:

	Six Months Ended June 30, 2025 (Unaudited)
	Originally Reported	Adjustment	Restated
Loss from Operations	$(3,445,000)	$—	$(3,445,000)

Loss on initial recognition of Greenshoe Rights liability	—	(28,736,000)	(28,736,000)
Total Other Income (Expense)	1,236,000	(28,736,000)	(27,500,000)
Net Loss	(2,209,000)	(28,736,000)	(30,945,000)

Dividend on Series L Preferred Stock	(85,000)	—	(85,000)
Net Loss attributable to common stockholders’	(2,294,000)	(28,736,000)	(31,030,000)
Net Loss Per Share - Basic and Diluted	$(0.90)	$(11.22)	$(12.12)
Weighted average common shares outstanding - basic and diluted	2,559,604	—	2,559,604

	Nine Months Ended September 30, 2025 (Unaudited)
	Originally Reported	Adjustment	Restated
Loss from Operations	$(6,827,000)	$—	$(6,827,000)

Loss on initial recognition of Greenshoe Rights liability		(28,736,000)	(28,736,000)
Change in fair value of Greenshoe Rights liability	—	11,413,000	11,413,000
Total Other Income (Expense)	1,504,000	(17,323,000)	(15,819,000)
Net Loss	(5,323,000)	(17,323,000)	(22,646,000)

Dividend on Series L Preferred Stock	(229,000)	—	(229,000)
Deemed dividend	—	(4,058,000)	(4,058,000)
Net Loss attributable to common stockholders’	(5,552,000)	(21,381,000)	(26,933,000)
Net Loss Per Share - Basic and Diluted	$(1.84)	$(7.06)	$(8.90)
Weighted average common shares outstanding - basic and diluted	3,025,033	—	3,025,033

While the adjustments changed net loss and added a change in fair value of Greenshoe Rights in the statements of cash flow statements, they did not have an impact on total net cash provided by operating activities, net cash used in investing activities, or net cash provided by (used in) financing activities for any of the applicable periods.

The restated line items of the statements of cash flows for the six months ended June 30, 2025, and the nine months ended September 30, 2025, are as follows:

	Six Months Ended June 30, 2025 (Unaudited)
	Originally Reported	Adjustment	Restated
Net Loss	$(2,209,000)	$(28,736,000)	$(30,945,000)

Loss on initial recognition of Greenshoe Rights liability	—	28,736,000	28,736,000
Net cash used in operating activities	$(5,216,000)	$—	$(5,216,000)

	Nine Months Ended September 30, 2025 (Unaudited)
	Originally Reported	Adjustment	Restated
Net Loss	$(5,323,000)	$(17,323,000)	$(22,646,000)

Loss on initial recognition of Greenshoe Rights liability		28,736,000	28,736,000
Change in fair value of Greenshoe Rights liability	—	(11,413,000)	(11,413,000)
Net cash used in operating activities	$(8,893,000)	$—	$(8,893,000)

SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTING AND FINANCING ACTIVITIES
Reclassification of Greenshoe Rights liability to equity	—	$17,323,000	$17,323,000

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GT BIOPHARMA, INC.

Date: March 2, 2026	By:	/s/ Alan Urban
Alan Urban
Chief Financial Officer